UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 13, 2004

McDONALD’S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.
On April 13, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s March and first quarter 2004 sales and preliminary first quarter earnings per share. The press release is filed as Exhibit 99 and attached hereto.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: April 15, 2004	By:	/s/ Peter J. Bensen

Peter J. Bensen
Corporate Vice President - Assistant Controller

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Exhibit Index

Exhibit No.

99	News Release of McDonald’s Corporation issued April 13, 2004:
McDonald's Reports March and First Quarter 2004 Sales and Announces Preliminary First Quarter Earnings Per Share

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